UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2014

Move, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-26659	95-4438337
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Almaden Boulevard, Suite 800
San Jose, California 95113

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code:  (408) 558-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURE

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2014, the Board of Directors (the “Board”) of Move, Inc. (the “Company”), having expanded the authorized number of directors for the Board to eight following the Annual Meeting (defined below), elected Cheryl Ainoa as a member of the Board.  Her term as director began on the same day as her election by the Board.

Ms. Ainoa is the Senior Vice President for Platform Development for Intuit, Inc., a provider of business and financial management solutions. Prior to joining Intuit, Inc., she was Senior Vice President for Global Service Engineering at Internet portal provider, Yahoo!, Inc.  Ms. Ainoa earned her under-graduate degree from Washington State University and her MBA from Santa Clara University.

In connection with her election to the Board, Ms. Ainoa will receive a restricted stock award of 6,701 shares of the Company’s common stock, which, subject to certain restrictions, will vest one-third on each of the first three anniversaries of the grant date.  In connection with her election, the Company has agreed to compensate Ms. Ainoa consistent with its other independent directors.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 11, 2014, the Company held its 2014 Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders approved three proposals at the Annual Meeting.  A description of the three proposals and the voting results are set forth below. For more information, see the Company’s proxy statement dated April 24, 2014.

•      ITEM 1: The following six (6) nominees to the Board were elected, by a plurality of the votes cast, to serve as directors of the Company until the 2015 Annual Meeting of Stockholders and until his/her successor is elected and qualified, with the specific voting results being as follows:

			BROKER
DIRECTOR	FOR	WITHHELD	NON- VOTES
Joe F. Hanauer	30,212,392	310,128	2,466,970
Steven H. Berkowitz	30,326,391	196,129	2,466,970
Jennifer Dulski	30,335,119	187,401	2,466,970
Kenneth K. Klein	30,219,678	302,842	2,466,970
V. Paul Unruh	30,312,013	210,507	2,466,970
Bruce G. Willison	30,321,868	200,652	2,466,970

•      ITEM 2: A majority of the votes cast at the Annual Meeting were voted in favor of the proposal to ratify the appointment of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2014, with the specific voting results being as follows:

FOR	32,832,620
AGAINST	149,252
ABSTAIN	7,618
BROKER NON-VOTES	-- 0 --

•      ITEM 3: A majority of the votes cast at the Annual Meeting were voted in favor of the proposal to approve, on an advisory basis, the compensation paid to the Company’s named executive officers, with the specific voting results being as follows:

FOR	29,822,051
AGAINST	496,469
ABSTAIN	204,000
BROKER NON-VOTES	2,466,970

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVE, INC.

Date: June 16, 2014	By:	/s/ James S. Caulfield
James S. Caulfield

Executive Vice President, General Counsel and Secretary